GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2018
Goodwill And Intangible Assets Disclosure [Abstract]
GOODWILL AND INTANGIBLE ASSETS
9.	GOODWILL AND INTANGIBLE ASSETS

Goodwill

The Partnership has recorded goodwill of approximately $24.9 million as of December 31, 2018 and 2017. This amount represents the excess of the purchase price over the fair value of identifiable net assets acquired.

The changes in the carrying amounts of goodwill by reportable segment were as follows (in thousands):

	Cemetery Operations	Funeral Home Operations	Total
December 31, 2016	24,862	45,574	70,436
Impairment of goodwill	—	(45,574)	(45,574)
December 31, 2017	$24,862	$—	$24,862
Activity	—	—	—
December 31, 2018	$24,862	$—	$24,862

The Partnership tests goodwill for impairment at each year end by comparing its reporting units’ estimated fair values to carrying values.  The Partnership completed its annual goodwill impairment assessment as of October 1, 2018 and concluded that goodwill was not impaired. The Partnership will continue to evaluate the goodwill at least annually or more frequently if impairment indicators arise.

As a result of such assessment during 2017, management concluded that the carrying amount of the goodwill related to the Funeral Home Operations reporting unit was greater than its fair value. Based on the discounted cash flow method of the income approach to valuation, management and the audit committee determined the fair value of the Funeral Home Operations reporting unit and concluded that the goodwill was fully impaired. This impairment charge will not result in any current or future cash expenditures. Consideration was given within the valuation of the Funeral Home Operations reporting unit to the changes made during 2017 to the pre-need sales funding structure, erosion of market capitalization and achievability of the reporting unit's forecasted EBITDA margin relative to its historical operating performance.

Intangible Assets

The Partnership has intangible assets with finite lives recognized in connection with acquisitions and long-term lease, management and operating agreements. The Partnership amortizes these intangible assets over their estimated useful lives.

The following table reflects the components of intangible assets at December 31, 2018 and 2017 (in thousands):

	December 31, 2018			December 31, 2017
	Gross Carrying Amount	Accumulated Amortization	Net Intangible Assets	Gross Carrying Amount	Accumulated Amortization	Net Intangible Assets
Lease and management agreements	$59,758	$(4,565)	$55,193	$59,758	$(3,569)	$56,189
Underlying contract value	6,239	(1,482)	$4,757	6,239	(1,326)	4,913
Non-compete agreements	2,853	(2,603)	$250	5,016	(4,156)	860
Other intangible assets	1,577	(356)	$1,221	1,777	(495)	1,282
Total intangible assets	$70,427	$(9,006)	$61,421	$72,790	$(9,546)	$63,244

Amortization expense for intangible assets was $1.8 million and $2.2 million for the years ended December 31, 2018 and 2017, respectively. The following is estimated amortization expense related to intangible assets with finite lives for the periods noted below (in thousands):

2019	$1,398
2020	$1,278
2021	$1,213
2022	$1,210
2023	$1,206